Exhibit 99.2 2018 Third Quarter Earnings Presentation October 22, 2018

Third Quarter Themes Net income of $86.2 million and diluted EPS of $0.51 MAINTAINED STABLE NIM 1 POSITIVE OPERATING LEVERAGE 2 DESPITE BALANCE SHEET REMIX • Improved operating leverage as 3Q18 efficiency ratio of • Net interest margin of 4.66%, down 1 bp vs. 2Q18, up 5 bps 67.41% down 105 bps YoY YoY • 2018 YTD adjusted efficiency ratio of 67.45%, in-line with • Earning asset yields up 3 bps vs. 2Q18, up 29 bps YoY 2018 full year guidance1 • Net interest income increased 6.4% YoY EARNING ASSET GROWTH 3 4 REDUCED RISK PROFILE WITH IMPROVED MIX • Average earning asset growth of 4.6% YoY, including the • Auto finance portfolio run-off of $328 million in 3Q18 and continued run-off of the auto finance portfolio $925 million YTD • Loan and lease growth of 2.5% YoY, excluding auto • Non-performing assets declined 25.1% YoY finance2 • Net charge-offs of 0.10%3, excluding auto finance portfolio • Mix shift increasingly toward more capital efficient assets and recovery on consumer real estate non-accrual loan sale 5 IMPROVED RETURN ON CAPITAL • ROACE of 14.44% and ROATCE of 15.76%4 • Repurchased 940,373 common shares at a cost of $24 million during 3Q18 • Improving ROATCE with increasing capital base and reduced risk profile 2018 STRATEGIC THEMES REDUCING RISK PROFILE OF POSITIVE OUTLOOK FOR NON- FOCUS ON IMPROVING THE BALANCE SHEET AUTO FINANCE BUSINESS RETURN ON CAPITAL 1 See slide 13 "Delivering on Commitments" for the adjustment to the YTD efficiency ratio 2 2 See slide 8 "Loan and Lease Growth Excluding Auto Finance" 3 See slide 17 "Reconciliation of GAAP to Non-GAAP Financial Measures" 4 See slide 18 "Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)"

Up 6.5% YoY Positive Operating Leverage Efficiency ratio improved 105 bps YoY EFFICIENCY RATIO Efficiency ratio 95.88% Adjusted efficiency ratio Efficiency ratio down 105 bps YoY 74.55% 68.46% 69.21% 67.41% 1 65.78% 3Q17 4Q17 1Q18 2Q18 3Q18 TOTAL REVENUE NON-INTEREST EXPENSE ($ millions) (excluding operating lease depreciation) Non-interest income (+6.6% YoY) ($ millions) Up 6.5% YoY Up 3.4% YoY Net interest income (+6.4% YoY) `BCFP/OCC settlement Other 2 $363 $365 $365 Compensation and employee benefits $343 $355 $332 $114 $116 $109 $121 $112 $254 $229 $227 $219 $204 $32 $104 $105 $101 $104 $234 $242 $243 $251 $249 $115 $128 $124 $121 $123 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Operating lease depr. $16 $16 $17 $18 $19 Total NIE $235 $348 $246 $272 $246 3 1 Excludes the pre-tax BCFP/OCC settlement and related expenses of $32.0 million 2 Includes occupancy and equipment, other non-interest expense, foreclosed real estate and repossessed assets and other credit costs, net, excludes operating lease depreciation

Maintained Stable Net Interest Margin Despite Balance Sheet Remix NET INTEREST MARGIN1 IMPACT OF RISING INTEREST RATES Interest-earning assets yield Net interest margin Average Yield / Rate Cost of deposits Balances Change 3Q18 vs. 5.36% 5.33% 3Q18 3Q17 5.07% 5.11% 5.19% Variable- and adjustable-rate loan portfolios2 $8.8B 59 bps Deposits, excluding certificates of deposits $13.4B 13 bps 4.61% 4.57% 4.59% 4.67% 4.66% Certificates of deposit 4.9B 40 bps Total deposits $18.3B 21 bps 0.59% 0.50% 0.52% 0.38% 0.46% Federal funds rate change 100 bps 3Q17 4Q17 1Q18 2Q18 3Q18 LOAN AND LEASE PORTFOLIO MIX • 3Q18 vs. 2Q18 Net Interest Margin Drivers (-1 bp) Variable- and adjustable-rate2 • Headwinds: Fixed-rate • Higher cost of funds (-5 bps) • Seasonal decline of inventory finance average loan balance of • 48% of total loans $434 million (-5 bps) and leases are • Auto finance run-off reinvested in debt securities available for sale variable- and (-2 bps) 48% adjustable-rate loans, up from 43% at 3Q17 • Tailwinds: • Higher average yields on inventory finance portfolio (+3 bps) • Approximately 55% of • Higher average yields on all other earning assets and changes in variable- and loan and lease mix (+8 bps) adjustable-rate loans 52% are tied to LIBOR 4 1 Annualized and presented on a fully tax-equivalent basis 2 Includes inventory finance portfolio and the variable- and adjustable-rate consumer real estate and commercial portfolios

Asset Sensitivity Supporting Higher Yields1 Interest-earning asset yields up 29 bps YoY 3Q17 4Q17 1Q18 2Q18 3Q18 • Balance sheet asset Consumer real estate: sensitivity and continued pricing discipline resulted First mortgage lien 5.33% 5.36% 5.37% 5.34% 5.33% in strong yield Junior lien 6.13 6.13 6.34 6.56 6.70 performance Commercial 4.72 4.90 4.93 5.21 5.25 • Loan and lease yields up 42 bps YoY Leasing and equipment finance 4.53 4.90 4.81 4.93 5.00 • 3Q18 debt securities Inventory finance 6.71 6.01 6.64 6.94 7.16 purchased at an average Auto finance 5.17 5.23 5.28 5.30 5.36 tax-equivalent yield of 3.40% Total loans and leases 5.31 5.35 5.49 5.67 5.73 • Interest-earning asset Debt securities portfolio2 2.69 2.71 2.50 2.61 2.71 yields up 29 bps YoY Total interest-earning assets 5.07 5.11 5.19 5.33 5.36 5 1 Annualized and presented on a fully tax-equivalent basis 2 Includes debt securities held to maturity and debt securities available for sale

Retail-Focused Deposit Base AVERAGE DEPOSITS ($ billions) Up 3.6% YoY • 83% of average deposit Certificates of deposit balances are consumer Money market Savings Checking • Relative value of retail deposits increasing as short-term interest $18.1 $18.3 $18.4 $18.3 $17.6 rates rise 28% 27% 27% 27% 26% • Average checking and savings balances up 9.3% YoY 9% 8% 12% 10% 9% • Average interest rate on 28% 28% 30% 30% 31% deposits up 7 bps vs. 2Q18 34% 34% 34% 34% 34% 3Q17 4Q17 1Q18 2Q18 3Q18 Average interest cost 0.38% 0.46% 0.50% 0.52% 0.59% 6

Earning Asset Growth with Improved Mix INTEREST-EARNING ASSET BALANCES1 ($ billions) • Average interest-earning asset Other interest-earning assets Up 4.6% YoY growth of 4.6% YoY, including Debt securities Auto finance continued run-off of the auto Loans and leases (excluding auto) finance portfolio: • Loans and leases (excluding auto) $21.4 $21.6 $21.7 $21.4 3 $20.5 up 5.7% 9% 10% 8% 8% 12% 14% 12% • Reduced average auto finance 16% 15% 11% composition from 16% in 3Q17 to 11% in 3Q18 76% 74% 75% 75% 74% • Improving earning asset mix with shift towards more capital efficient assets with lower risk 3Q17 4Q17 1Q18 2Q18 3Q18 profile RISK-WEIGHTED ASSETS / ASSETS2 92% 91% 90% 90% 89% 3Q17 4Q17 1Q18 2Q18 3Q18 1 Average balances 7 2 Ratio is based on average balances. Amounts for 3Q18 are preliminary pending completion and filing of the Company’s regulatory reports. 3 Calculated by subtracting average auto finance loans of $2.4 billion and $3.3 billion for 3Q18 and 3Q17, respectively, from total average loans and leases of $18.4 billion for both 3Q18 and 3Q17.

Loan and Lease Growth Excluding Auto Finance Auto finance portfolio down $925 million YTD LOAN AND LEASE BALANCES (EXCLUDING AUTO FINANCE) ($ millions) Up 2.5%1 YoY • Year-over-year loan and lease $16,544 $15,748 $15,904 $16,012 $16,146 growth, excluding auto 17% 21% 19% finance, driven by: 16% 18% • Inventory finance up 11.8% 22% 22% 22% 23% 23% • Commercial up 7.2% 28% 30% 30% 29% 29% Inventory finance Commercial 19% 18% 17% 18% Leasing and equipment finance 18% Consumer real estate - Junior lien 13% 13% 12% 11% 12% Consumer real estate & Other - First mortgage lien 9/17 12/17 3/18 6/18 9/18 AUTO FINANCE PORTFOLIO RUN-OFF ($ millions) • Auto finance portfolio run- $3,240 $3,200 Down $925M YTD off year-to-date, in-line with $2,839 $2,603 $2,275 2018 full-year guidance 9/17 12/17 3/18 6/18 9/18 Total loans and $18,988 $19,104 $19,383 $18,615 $18,421 leases 8 1 Total loans and leases of $18.4 billion at September 30, 2018, down 3.0% YoY.

Improving Non-interest Income Mix Non-interest income up 6.6% YoY NON-INTEREST INCOME SERVICING FEE INCOME LOWER AS AUTO ($ millions) FINANCE MANAGED ASSETS RUN OFF Other non-interest income1 Gains on sales of loans and servicing fee income Average auto finance loans serviced for others ($ billions) Servicing fee income - Other ($ millions) $121 Servicing fee income - Auto finance ($ millions) $112 $114 $116 $109 $2.9 $2.6 $2.3 $2.0 $11.7 $1.8 $10.7 87% $1.9 $10.0 $1.5 81% 84% 87% $2.0 $9.0 $1.2 84% $2.0 $8.3 $1.9 $7.5 $1.9 $1.9 $6.0 $1.6 $9.8 $8.7 $8.0 $7.1 $6.4 $5.6 19% $4.4 16% 16% 13% 13% 3Q17 4Q17 1Q18 2Q18 3Q18 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 NET LEASING AND EQUIPMENT FINANCE NON-INTEREST INCOME 3Q17 4Q17 1Q18 2Q18 3Q18 ($ millions) Leasing and equipment $34.1 $42.8 $41.8 $42.9 $45.0 finance non-interest income Operating lease depreciation (15.7) (16.5) (17.3) (17.9) (19.5) Net leasing and equipment $18.4 $26.3 $24.5 $25.0 $25.5 finance non-interest income 9 1 Includes fees and service charges, card revenue, ATM revenue, leasing and equipment finance, other and gains (losses) on debt securities, net

Reduced Risk Profile Run-off of auto finance portfolio resulting in lower credit, operational and liquidity risks NON-PERFORMING ASSETS 60+ DAY DELINQUENCIES1 ($ millions) Other real estate owned Non-accrual loans and leases . NPAs/Loans and leases and other real estate owned $146 $137 $144 $101 $109 0.13% 0.12% 0.12% 0.10% 0.11% 0.77% 0.72% 0.74% 0.54% 0.59% 9/17 12/17 3/18 6/18 9/18 9/17 12/17 3/18 6/18 9/18 PROVISION FOR CREDIT LOSSES CASH AND DEBT SECURITIES ($ millions) ($ millions) Cash and debt securities . Loan-to-deposit ratio $2,988 $3,102 $22 $2,701 $2,475 $2,492 $15 $14 2 $11 105% 104% 104% 101% 100% $2 2 3 3Q17 4Q17 1Q18 2Q18 3Q18 9/17 12/17 3/18 6/18 9/18 % of Total Assets 10.8% 10.8% 11.6% 12.9% 13.5% 10 1 Excludes non-accrual loans and leases 2 Excluding the $4.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $19.1 million 3 Excluding the $6.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $8.9 million

Net Charge-off Rate Trends Remain Stable ANNUALIZED NET CHARGE-OFF RATE4 NCO rate excluding recovery from 0.38% 4 consumer real • Net charge-off rate excluding estate non- auto finance and recovery 0.28% 0.29% 0.29% accrual loan sale1 0.27% from consumer real estate NCO rate non-accrual loan sale of 0.18% 0.15% NCO rate excluding 1 0.18% auto finance net 0.10% , up 1 bp YoY charge-offs and 0.09% 0.09% 0.10% 0.10% recovery from consumer real • Auto finance net charge-offs estate non-accrual 1 3Q17 4Q17 1Q18 2Q18 3Q18 loan sale comprised 71% of total net charge-offs for 3Q18, 1 excluding recovery from NET CHARGE-OFFS (excluding the recoveries from the sales of consumer real estate non-accrual loans) consumer real estate non- ($ millions) 1 Net charge-offs excluding auto finance and recovery from the sale of consumer real accrual loan sale estate non-accrual loans Auto finance net charge-offs $18 $13 $7 $14 $13 $13 $3 $4 $4 $4 $9 $11 $11 $9 $9 3Q17 4Q17 1Q18 2Q18 3Q18 11 1 See Slide 17 “Reconciliation of GAAP to Non-GAAP Financial Measures” slide

Improved Return on Capital Driving higher …while increasing …supported by higher returns on capital… capital levels… net income ROATCE1, 2 COMMON EQUITY NET INCOME AVAILABLE TO TIER 1 CAPITAL RATIO3 COMMON STOCKHOLDERS ($ millions) Up 99 bps 15.76% Up 619 bps 11.04% $83.7 10.05% Up 73% 9.57% $48.3 3Q17 3Q18 3Q17 3Q18 3Q17 3Q18 • Repurchased 940,373 shares of common stock during 3Q18 at a cost of $24 million • $141 million of share repurchase authorization remaining as of September 30, 2018 1 Annualized 12 2 See Slide 18 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)” slide 3 The regulatory capital ratios for 3Q18 are preliminary pending completion and filing of the Company’s regulatory reports

Delivering on Commitments ROATCE and Efficiency Ratio in line or above targeted range 2018 Target1 3Q18 2018 YTD (Adjusted) Reported Reported Adjusted 2 2 2 ROATCE 11.5% - 13.5% 15.76% 12.89% 14.46% 3 Efficiency Ratio 66% - 68% 67.41% 70.40% 67.45% 1 Adjusted ROATCE and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliations. These target ranges do not include amounts related to the BCFP litigation or any estimate of the potential impacts of certain types of event-specific charges such as those related to acquisitions or changes in regulations. See the Cautionary Statements at the end of this presentation for further information regarding some of the items that could cause our actual results to differ from these estimates. 13 2 See Slide 18 "Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)" slide 3 Adjusted efficiency ratio is calculated as total non-interest expense of $764.4 million less the pre-tax BCFP/OCC settlement and related expenses of $32.0 million divided by total revenue of $1.1 billion.

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 under the heading "Risk Factors," the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, debt securities held to maturity and debt securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity; the effects of man-made and natural disasters, including fires, floods, tornadoes, hurricanes, acts of terrorism, civil disturbances and environmental damage, which may negatively affect our operations and/or our customers. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Bureau of Consumer Financial Protection ("BCFP") and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, restrictions on arbitration or new restrictions on loan and lease products; changes affecting customer account charges and fee income, including changes to interchange rates; (continued) 15

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; governmental regulations or judicial actions affecting the security interests of creditors; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act, which may result in regulatory enforcement action including monetary penalties; increased health care costs including those resulting from health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to carry out its share repurchase program, pay dividends or increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance including those relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or either of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to effectuate, and risks of claims related to, sales of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Risks. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (from fraudulent checks, stolen debit card information, etc.) may increase; failure to keep pace with technological change, such as by failing to develop and maintain technology necessary to satisfy customer demands and prevent cyber-attacks, costs and possible disruptions related to upgrading systems or cyber-attacks; the failure to attract and retain key employees. Litigation Risks. Litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices or checking account overdraft program "opt in" requirements; possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including the impact of the Tax Cuts and Jobs Act tax reform legislation and adoption of federal or state legislation that would increase federal or state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 16

Reconciliation of GAAP to Non-GAAP Financial Measures ($ thousands) Quarter Ended Computation of net charge-off rate excluding auto finance and recovery from non-accrual loan sales Sep. 30, 2017 Dec. 31, 2017 Mar. 31, 2018 Jun. 30, 2018 Sep. 30, 2018 Net charge-offs (a) $ 8,152 $ 18,285 $ 14,151 $ 12,770 $ 6,790 Plus: Recovery from consumer real estate non-accrual loan sale 4,622 — — — 6,626 Net charge-offs excluding recovery from consumer real estate non-accrual loan sale (b) 12,774 18,285 14,151 12,770 13,416 Less: Auto finance net charge-offs 9,248 11,111 10,656 8,516 9,485 Total net charge-offs excluding auto finance net charge-offs and recovery from consumer real estate non-accrual loan sale (c) $ 3,526 $ 7,174 $ 3,495 $ 4,254 $ 3,931 Average total loans and leases (d) $ 18,398,554 $ 19,191,412 $ 19,253,483 $ 19,093,607 $ 18,415,524 Average auto finance loans 3,280,612 3,267,855 3,020,187 2,695,943 2,435,868 Average total loans and leases, excluding auto finance (e) $ 15,117,942 $ 15,923,557 $ 16,233,296 $ 16,397,664 $ 15,979,656 Net charge-off rate1 (a) / (d) 0.18% 0.38% 0.29% 0.27% 0.15% Net charge-off rate excluding recovery from consumer real estate non- accrual loan sale1, 2 (b) / (d) 0.28 0.38 0.29 0.27 0.29 Net charge-off rate excluding auto finance net charge-offs and recovery from consumer real estate non-accrual loan sale1, 2 (c) / (e) 0.09 0.18 0.09 0.10 0.10 1 Annualized 2 When evaluating the annualized net charge-off rate, management considers adjusted measures such as the net charge-off rate excluding recovery from consumer real estate non-accrual loan sale and net charge-off rate excluding auto finance net charge-offs and recovery from consumer real estate non-accrual loan sale. These measures are non-GAAP adjusted measures and are viewed 17 by management as useful indicators of normalized net charge-offs and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.) ($ thousands) QTD YTD Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity: Sep. 30, 2017 Sep. 30, 2018 Sep. 30, 2017 Sep. 30, 2018 Net income available to common stockholders (a) $ 48,285 $ 83,702 $ 145,301 $ 206,131 Plus: Other intangibles amortization 806 913 1,167 2,579 Less: Income tax expense attributable to other intangibles amortization 277 220 401 622 Adjusted net income available to common stockholders (b) $ 48,814 $ 84,395 $ 146,067 $ 208,088 Net income available to common stockholders adjusted for BCFP/OCC settlement: Net income available to common stockholders $ 48,285 $ 83,702 $ 145,301 $ 206,131 Plus: BCFP/OCC settlement adjustment — — — 32,000 Less: Income tax expense attributable to BCFP/OCC settlement adjustment — — — 6,491 Net income available to common stockholders adjusted for BCFP/OCC settlement (c) 48,285 83,702 $ 145,301 $ 231,640 Plus: Other intangibles amortization 806 913 1,167 2,579 Less: Income tax expense attributable to other intangibles amortization 277 220 401 622 Adjusted net income available to common stockholders adjusted for BCFP/OCC settlement (d) $ 48,814 $ 84,395 $ 146,067 $ 233,597 Average balances: Total equity $ 2,577,017 $ 2,511,983 $ 2,517,379 $ 2,534,758 Less: Non-controlling interest in subsidiaries 22,350 23,548 23,227 25,133 Total TCF Financial Corporation stockholders' equity 2,554,667 2,488,435 2,494,152 2,509,625 Less: Preferred stock 265,556 169,302 264,021 179,555 Average total common stockholders' equity (e) 2,289,111 2,319,133 2,230,131 2,330,070 Less: Goodwill, net 227,539 154,757 226,359 154,757 Other intangibles, net 22,279 21,798 9,743 22,576 Average tangible common stockholders' equity (f) $ 2,039,293 $ 2,142,578 $ 1,994,029 $ 2,152,737 Average total common stockholders' equity adjusted for BCFP/OCC settlement: Average total common stockholders' equity $ 2,289,111 $ 2,319,133 2,230,131 2,330,070 Plus: BCFP/OCC settlement adjustment to average total common stockholders' equity — — — 1,402 Average total common stockholders' equity adjusted for BCFP/OCC settlement (g) 2,289,111 2,319,133 2,230,131 2,331,472 Less: Goodwill, net 227,539 154,757 226,359 154,757 Other intangibles, net 22,279 21,798 9,743 22,576 Adjusted average tangible common stockholders' equity (h) $ 2,039,293 $ 2,142,578 $ 1,994,029 $ 2,154,139 Return on average common equity1 (a) / (e) 8.44% 14.44% 8.69% 11.80% Adjusted return on average common equity1,2 (c) / (g) 8.44 14.44 8.69 13.25 Return on average tangible common equity1,2 (b) / (f) 9.57 15.76 9.77 12.89 Adjusted return on average tangible common equity1,2 (d) / (h) 9.57 15.76 9.77 14.46 1 Annualized 18 2 When evaluating capital adequacy and utilization, management considers financial measures such as adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.